EXHIBIT (3) (a)

                    Forms of Principal Underwriting Agreements

                        PRINCIPAL UNDERWRITING AGREEMENT

         UNDERWRITING AGREEMENT made this 1st day of May, 2007, by and between Ameritas Investment Corp., (hereinafter the "Underwriter") and Ameritas Life Insurance Corp. hereinafter the "Insurance Company"), on its own behalf and on behalf of Ameritas Variable Separate Account VA-2 and Ameritas Variable Separate Account VA (hereinafter the "Accounts"), separate accounts of the Insurance Company, as follows:

         WHEREAS, the Accounts were established under authority of resolution of the Insurance Company's Board of Directors on ,__________ 2007, in order to set aside and invest assets attributable to certain variable annuity contracts (hereinafter "Contracts") issued by the Insurance Company;

         WHEREAS, the Insurance Company has registered or will register the Accounts as unit investment trusts under the Investment Company Act of 1940 (the "Investment Company Act") and has registered or will register the Contracts under the Securities Act of 1933 (the "1933 Act").

         WHEREAS, the Insurance Company has filed or will file the Contracts for approval by the state insurance departments in those jurisdictions where it is authorized to transact business.

         WHEREAS, the Underwriter is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, the Insurance Company and the Accounts desire to have Contracts sold and distributed through the Underwriter and the Underwriter is willing to sell and distribute such Contracts under the terms stated herein.

         NOW, THEREFORE, the parties hereto agree as follows:

          1. The Insurance Company grants to the Underwriter the right to be, and the Underwriter agrees to serve as distributor and principal underwriter of the Contracts during the term of this Agreement. The Underwriter agrees to use its best efforts to solicit applications for the Contracts at its own expense, and otherwise to perform all duties and functions which are necessary and proper for the distribution of the Policies.

          2. All premiums for Contracts shall be remitted promptly in full together with such application, forms, and any other documents required by the Insurance Company. Checks or money orders in payment of premiums shall be drawn to the order of "Ameritas Life Insurance Corp."

          3. The Underwriter agrees to offer the Contracts for sale in accordance with the prospectuses in effect. The Underwriter is not authorized to give any information or to make any representations concerning the Contracts other than those contained in the current prospectuses filed with the SEC or in such sales literature as may be developed and authorized by the Insurance Company in conjunction with the Underwriter.

          4. The Underwriter shall be responsible for any filings of advertisements or sales literature required to be made with the NASD.

          5. The Underwriter agrees to join Insurance Company, upon Insurance Company's request and after independent review of such matters, in any joint applications required to be filed with the SEC under the 1934 Act, the 1933 Act and the Investment Company Act.

          6. The Insurance Company shall be responsible for any filings of advertising and sales literature required to be made with state insurance regulators.

          7. On behalf of the Accounts, the Insurance Company shall furnish the Underwriter with copies of all prospectuses, financial statements and other documents which the Underwriter reasonably requests for use in connection with the distribution of the Contracts.

          8. Insurance Company represents to Underwriter that the prospectus included in Insurance Company's Registration Statement, post-effective amendments thereto and any supplements thereto, as filed or to be filed with the SEC, as of their effective dates, contain or will contain, all statements and information which are required to be stated therein by the 1933 Act and in all respects conform or will conform to the requirements thereof. Neither any prospectus, nor any supplement thereof, includes or will include, any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the foregoing representations shall not apply to information contained in or omitted from any prospectus or supplement in reliance upon, and in conformity with, written information furnished to Insurance Company by Underwriter specifically for use in the preparation thereof. The foregoing representation also shall not apply to information contained in or omitted from any prospectus or supplement of any underlying mutual fund.

          9. The Underwriter represents that it is duly registered as a broker-dealer under the 1934 Act and is a member in good standing of the NASD and, to the extent necessary to offer the Contracts, shall be duly registered or otherwise qualified under the securities laws and insurance laws of any state or other jurisdiction. The Underwriter shall be responsible itself, or through contracts with others, including Insurance Company, for carrying out its sales and underwriting obligations hereunder in continued compliance with the NASD Rules of Fair Practice and federal and state securities laws and regulations. Without limiting the generality of the foregoing, the Underwriter agrees that it shall be fully responsible for:

               (a) ensuring that no person shall offer or sell the Contracts on its behalf until such person is duly registered as a representative of the Underwriter, duly licensed and appointed by the Insurance Company, and appropriately licensed, registered or otherwise qualified to offer and sell such Contracts under the federal securities laws and any applicable securities laws and insurance laws of each state or other jurisdiction in which such Contracts may be lawfully sold, in which the Insurance Company is licensed to sell the Contracts and in which such persons shall offer or sell the Contracts; and

               (b) training, supervising, and controlling all such persons for purposes of complying on a continuous basis with the NASD Rules of Fair Practice and with federal and state securities law requirements applicable in connection with the offer and sale of the

                    Contracts. Underwriter is responsible for all costs associated with this undertaking. In connection with this undertaking, the Underwriter shall:

                    (1) conduct such training (including the preparation and utilization of training materials) as in the opinion of the Underwriter is necessary to accomplish the purposes of this Agreement;

                    (2) establish and implement reasonable written procedures for supervision of sales practices of agents, representatives or brokers selling the Contracts; and

                    (3) take reasonable steps to ensure that its associated persons shall not make recommendations to an applicant to purchase a Contract and shall not sell a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant.

          10. The Underwriter is hereby authorized to enter into sales agreements with other independent broker-dealers for the sale of the Contracts. All such sales agreements entered into by the Underwriter shall provide that each independent broker-dealer will assume full responsibility for continued compliance by itself and its associated persons with the NASD Rules of Fair Practice and applicable federal and state securities laws. All associated persons of such independent broker-dealers soliciting applications for the Contracts shall be duly and appropriately licensed or appointed for the sale of the Contracts under the Federal and state securities laws and the insurance laws of the applicable states or jurisdictions in which such Contracts may be lawfully sold.

          11. The Insurance Company shall apply for the proper insurance licenses in the appropriate states or jurisdictions for the designated persons associated with the Underwriter or with other independent broker-dealers which have entered into agreements with the Underwriter for the sale of the Contracts, provided that the Insurance Company reserves the right to refuse to appoint any proposed registered representative as an agent or broker, and to terminate an agent or broker once appointed. The cost of licensing for a designated person will be paid by the party designating such person for licensing. The Insurance Company will pay the cost of appointing all designated persons.

          12. The Insurance Company and the Underwriter shall cause to be maintained and preserved for the periods prescribed such accounts, books, and other documents as are required of them by the Investment Company Act of 1940, the 1934 Act, and any other applicable laws and regulations. The books, accounts and records of the Insurance Company, the Accounts, and the Underwriter as to all transactions hereunder shall be maintained so as to disclose clearly and accurately the nature and details of the transactions. The Insurance Company shall maintain such books and records of the Underwriter pertaining to the sale of the Contracts and required by the 1934 Act as may be mutually agreed upon from time to time by the Insurance Company and the Underwriter; provided that such books and records shall be the property of the Underwriter, and shall at all times be subject to such reasonable periodic, special or other examination by the SEC and all other regulatory bodies having jurisdiction. The Insurance Company shall be responsible for sending all required confirmations on customer transactions in compliance with applicable regulations, as modified by any exemption or other relief obtained by the Insurance Company. The Underwriter shall cause the Insurance Company to be furnished with such reports as the Insurance Company may reasonably request for the purpose of meeting its reporting and recordkeeping requirements under the insurance laws of the State of Nebraska and any other applicable states or jurisdictions.

          13.  The Insurance Company shall have the responsibility for paying
               (i) all commissions or other fees to associated persons of the Underwriter which are due for the sale of the Contracts and (ii) any compensation to other independent broker-dealers and their associated persons due under the terms of any sales agreements between the Underwriter, Insurance Company, and such broker-dealers. Notwithstanding the preceding sentence, no associated person or broker-dealer shall have an interest in any deductions or other fees payable to the Underwriter pursuant to the terms of this Agreement.

          14. If Insurance Company is required to refund premiums or return accumulation values and waive surrender charges on any Policy for any reason; then no commission will be payable on such payments, and previously paid commissions, to the extent they are refunded by the Insurance Company, must be refunded by the Underwriter.

          15. Fees payable to the Underwriter in connection with underwriting the policies shall be payable in accordance with Schedule A, which may be revised from time to time by written agreement of the parties.

               Fees payable to the Underwriter in connection with the sale of the policies by its registered representatives shall be payable in accordance with Schedule B, which may be revised from time to time by written agreement of the parties.

               In addition, the Insurance Company shall reimburse the Underwriter for all reasonable and necessary costs and expenses incurred by the Underwriter in furnishing the services, materials, and supplies required by the terms of this Agreement. The Underwriter agrees to obtain the prior written approval by Insurance Company of any agreements it may pursue with third party providers of such services, materials and supplies.

          16. The Insurance Company and the Underwriter hereby agree to comply with all applicable laws and regulations intended to prevent, detect, and report money laundering and suspicious transactions and will take all necessary and appropriate steps, consistent with applicable regulations and generally accepted industry practices, to (1) obtain, verify, and retain information with regard to policyowner identification and source of funds, and (2) to maintain records of all account transactions.

               Each party to this Agreement also agrees (to the extent consistent with applicable law) to take all steps necessary and appropriate to provide requested information about policyowners to any other party to this Agreement that shall request such information due to an inquiry or investigation by any law enforcement, regulatory or administrative authority. To the extent permitted by applicable law and/or regulation, each party to this Agreement shall notify all other parties to this Agreement of any concerns that shall arise in connection with any policyowner in the context of relevant anti-money laundering legislation/regulations. Each party to this Agreement shall hold harmless all other parties to this Agreement for any actions that may arise for good faith attempts to comply with all applicable laws, rules and/or regulations of governmental agencies, law enforcement organizations and/or Self Regulatory Organizations.

          17. Insurance Company shall indemnify Underwriter for any losses to which Underwriter may become subject, insofar as such losses result from negligent, fraudulent or unauthorized acts or omissions by Insurance Company or its employees.

          18. That beginning May 1, 2007, and on the first day of each and every month thereafter, Insurance Company agrees to pay to Underwriter the sum of $10,000.00 (Ten Thousand Dollars) in addition to any other sums required to be paid under the Principal Underwriting Agreement heretofore executed; which said payment shall be as additional compensation to Underwriter for performing duties under the Principal Underwriting Agreement.

          19. Underwriter agrees to indemnify the Insurance Company for any losses to which Insurance Company may be subject if the losses arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by Underwriter, its employees, sales personnel, agents or principals, including but not limited to improper solicitations of applications for Policies, unauthorized use of sales materials or advertisements, or any oral or written misrepresentations or unlawful sales practices.

          20. (a) Except as provided by paragraph 20(b) through (e), this Agreement may be terminated by either party hereto upon 180 days' written notice to the other party.

               (b) This Agreement may be terminated immediately upon written notice of one party to the other party hereto in the event of bankruptcy or insolvency of the party to which notice is given.

               (c) This Agreement may be terminated immediately, at the option of Insurance Company, in the event that formal administrative proceedings are instituted against the Underwriter by the NASD, SEC, any state Insurance Commissioner or any other regulatory body regarding Underwriter's duties under this Agreement or related to the sale of Policies, and Insurance Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Underwriter to perform its obligations under this Agreement.

               (d) This Agreement may be terminated immediately, at the option of Underwriter, in the event that any of the underlying funds are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Policies issued or to be issued by Insurance Company.

               (e) This Agreement may be terminated immediately, at the option of Underwriter, if the underlying fund(s) ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1954, as amended.

               (f) This Agreement may be terminated, at the option of Insurance Company, if (a) Insurance Company shall determine in its sole judgment exercised in good faith that Underwriter has suffered a material adverse change in its business or financial condition or is subject to material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of Insurance Company, (b) Insurance Company shall notify Underwriter in writing of such determination and its intent to terminate this Agreement and (c) after considering the actions taken by Underwriter and any other changes in circumstances since the giving of such notice, such determination of Insurance Company shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective day of termination.

               (g) This Agreement may be terminated at any time upon the mutual written consent of the parties hereto.

               (h) The Underwriter shall not assign or delegate its responsibilities under this Agreement without the written consent of the Insurance Company.

               (i) Upon termination of this Agreement, all authorizations, right and obligations shall cease except the obligations to settle accounts hereunder, including payments of premiums or contributions subsequently received for Contracts in effect at the time of termination or issued pursuant to applications received by the Insurance Company prior to termination.

          21. This Agreement is subject to and its terms are to be interpreted and construed in accordance with the provisions of the Investment Company Act and the 1934 Act, and the rules, regulations, and rulings thereunder and is subject to the provisions of the NASD Rules of Fair Practice. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from section 15(b)(2) of the Investment Company Act.

          The Underwriter shall submit to all regulatory and administrative entities having jurisdiction over the operations of the Accounts, present or future; and will provide any information, reports or other material which any such entity by reason of this Agreement may request or require pursuant to applicable laws or regulations.

          22. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          23. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Nebraska.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, and seals to be affixed, as of the day and year first above written.

                                    AMERITAS INVESTMENT CORP.

         Attest

                                    By:
------------------------------          ----------------------------------------
                                             Salene Hitchcock-Gear
                                             President & Chief Executive Officer


                                    AMERITAS LIFE INSURANCE CORP.

         Attest

                                    By:
------------------------------          ----------------------------------------
                                             Arnold D. Henkel
                                             Senior Vice President
                                             Individual Distribution

                        PRINCIPAL UNDERWRITING AGREEMENT

         UNDERWRITING AGREEMENT made this 1st day of May, 2007, by and between Ameritas Investment Corp., (hereinafter the "Underwriter") and Ameritas Life Insurance Corp. hereinafter the "Insurance Company"), on its own behalf and on behalf of Ameritas Variable Separate Account V and Ameritas Variable Separate Account VL (hereinafter the "Accounts"), separate accounts of the Insurance Company, as follows:

         WHEREAS, the Accounts were established under authority of resolution of the Insurance Company's Board of Directors on , 2007, in order to set aside and invest assets attributable to certain variable life insurance contracts (hereinafter "Contracts") issued by the Insurance Company;

         WHEREAS, the Insurance Company has registered or will register the Accounts as unit investment trusts under the Investment Company Act of 1940 (the "Investment Company Act") and has registered or will register the Contracts under the Securities Act of 1933 (the "1933 Act").

         WHEREAS, the Insurance Company has filed or will file the Contracts for approval by the state insurance departments in those jurisdictions where it is authorized to transact business.

         WHEREAS, the Underwriter is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, the Insurance Company and the Accounts desire to have Contracts sold and distributed through the Underwriter and the Underwriter is willing to sell and distribute such Contracts under the terms stated herein.

         NOW, THEREFORE, the parties hereto agree as follows:

          1. The Insurance Company grants to the Underwriter the right to be, and the Underwriter agrees to serve as distributor and principal underwriter of the Contracts during the term of this Agreement. The Underwriter agrees to use its best efforts to solicit applications for the Contracts at its own expense, and otherwise to perform all duties and functions which are necessary and proper for the distribution of the Policies.

          2. All premiums for Contracts shall be remitted promptly in full together with such application, forms, and any other documents required by the Insurance Company. Checks or money orders in payment of premiums shall be drawn to the order of "Ameritas Life Insurance Corp."

          3. The Underwriter agrees to offer the Contracts for sale in accordance with the prospectuses in effect. The Underwriter is not authorized to give any information or to make any representations concerning the Contracts other than those contained in the current prospectuses filed with the SEC or in such sales literature as may be developed and authorized by the Insurance Company in conjunction with the Underwriter.

          4. The Underwriter shall be responsible for any filings of advertisements or sales literature required to be made with the NASD.

          5. The Underwriter agrees to join Insurance Company, upon Insurance Company's request and after independent review of such matters, in any joint applications required to be filed with the SEC under the 1934 Act, the 1933 Act and the Investment Company Act.

          6. The Insurance Company shall be responsible for any filings of advertising and sales literature required to be made with state insurance regulators.

          7. On behalf of the Accounts, the Insurance Company shall furnish the Underwriter with copies of all prospectuses, financial statements and other documents which the Underwriter reasonably requests for use in connection with the distribution of the Contracts.

          8. Insurance Company represents to Underwriter that the prospectus included in Insurance Company's Registration Statement, post-effective amendments thereto and any supplements thereto, as filed or to be filed with the SEC, as of their effective dates, contain or will contain, all statements and information which are required to be stated therein by the 1933 Act and in all respects conform or will conform to the requirements thereof. Neither any prospectus, nor any supplement thereof, includes or will include, any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the foregoing representations shall not apply to information contained in or omitted from any prospectus or supplement in reliance upon, and in conformity with, written information furnished to Insurance Company by Underwriter specifically for use in the preparation thereof. The foregoing representation also shall not apply to information contained in or omitted from any prospectus or supplement of any underlying mutual fund.

          9. The Underwriter represents that it is duly registered as a broker-dealer under the 1934 Act and is a member in good standing of the NASD and, to the extent necessary to offer the Contracts, shall be duly registered or otherwise qualified under the securities laws and insurance laws of any state or other jurisdiction. The Underwriter shall be responsible itself, or through contracts with others, including Insurance Company, for carrying out its sales and underwriting obligations hereunder in continued compliance with the NASD Rules of Fair Practice and federal and state securities laws and regulations. Without limiting the generality of the foregoing, the Underwriter agrees that it shall be fully responsible for:

               (a) ensuring that no person shall offer or sell the Contracts on its behalf until such person is duly registered as a representative of the Underwriter, duly licensed and appointed by the Insurance Company, and appropriately licensed, registered or otherwise qualified to offer and sell such Contracts under the federal securities laws and any applicable securities laws and insurance laws of each state or other jurisdiction in which such Contracts may be lawfully sold, in which the Insurance Company is licensed to sell the Contracts and in which such persons shall offer or sell the Contracts; and

               (b) training, supervising, and controlling all such persons for purposes of complying on a continuous basis with the NASD Rules of Fair Practice and with federal and state securities law requirements applicable in connection with the offer and sale of the Contracts. Underwriter is responsible for all costs associated with this undertaking. In connection with this undertaking, the Underwriter shall:

                    (1) conduct such training (including the preparation and utilization of training materials) as in the opinion of the Underwriter is necessary to accomplish the purposes of this Agreement;

                    (2) establish and implement reasonable written procedures for supervision of sales practices of agents, representatives or brokers selling the Contracts; and

                    (3) take reasonable steps to ensure that its associated persons shall not make recommendations to an applicant to purchase a Contract and shall not sell a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant.

          10. The Underwriter is hereby authorized to enter into sales agreements with other independent broker-dealers for the sale of the Contracts. All such sales agreements entered into by the Underwriter shall provide that each independent broker-dealer will assume full responsibility for continued compliance by itself and its associated persons with the NASD Rules of Fair Practice and applicable federal and state securities laws. All associated persons of such independent broker-dealers soliciting applications for the Contracts shall be duly and appropriately licensed or appointed for the sale of the Contracts under the Federal and state securities laws and the insurance laws of the applicable states or jurisdictions in which such Contracts may be lawfully sold.

          11. The Insurance Company shall apply for the proper insurance licenses in the appropriate states or jurisdictions for the designated persons associated with the Underwriter or with other independent broker-dealers which have entered into agreements with the Underwriter for the sale of the Contracts, provided that the Insurance Company reserves the right to refuse to appoint any proposed registered representative as an agent or broker, and to terminate an agent or broker once appointed. The cost of licensing for a designated person will be paid by the party designating such person for licensing. The Insurance Company will pay the cost of appointing all designated persons.

          12. The Insurance Company and the Underwriter shall cause to be maintained and preserved for the periods prescribed such accounts, books, and other documents as are required of them by the Investment Company Act of 1940, the 1934 Act, and any other applicable laws and regulations. The books, accounts and records of the Insurance Company, the Accounts, and the Underwriter as to all transactions hereunder shall be maintained so as to disclose clearly and accurately the nature and details of the transactions. The Insurance Company shall maintain such books and records of the Underwriter pertaining to the sale of the Contracts and required by the 1934 Act as may be mutually agreed upon from time to time by the Insurance Company and the Underwriter; provided that such books and records shall be the property of the Underwriter, and shall at all times be subject to such reasonable periodic, special or other examination by the SEC and all other regulatory bodies having jurisdiction. The Insurance Company shall be responsible for sending all required confirmations on customer transactions in compliance with applicable regulations, as modified by any exemption or other relief obtained by the Insurance Company. The Underwriter shall cause the Insurance Company to be furnished with such reports as the Insurance Company may reasonably request for the purpose of meeting its reporting and recordkeeping requirements under the insurance laws of the State of Nebraska and any other applicable states or jurisdictions.

          13.  The Insurance Company shall have the responsibility for paying
               (i) all commissions or other fees to associated persons of the Underwriter which are due for the sale of the Contracts and (ii) any compensation to other independent broker-dealers and their associated persons due under the terms of any sales agreements between the Underwriter, Insurance Company, and such broker-dealers. Notwithstanding the preceding sentence, no associated person or broker-dealer shall have an interest in any deductions or other fees payable to the Underwriter pursuant to the terms of this Agreement.

          14. If Insurance Company is required to refund premiums or return accumulation values and waive surrender charges on any Policy for any reason; then no commission will be payable on such payments, and previously paid commissions, to the extent they are refunded by the Insurance Company, must be refunded by the Underwriter.

          15. Fees payable to the Underwriter in connection with underwriting the policies shall be payable in accordance with Schedule A, which may be revised from time to time by written agreement of the parties.

               Fees payable to the Underwriter in connection with the sale of the policies by its registered representatives shall be payable in accordance with Schedule B, which may be revised from time to time by written agreement of the parties.

               In addition, the Insurance Company shall reimburse the Underwriter for all reasonable and necessary costs and expenses incurred by the Underwriter in furnishing the services, materials, and supplies required by the terms of this Agreement. The Underwriter agrees to obtain the prior written approval by Insurance Company of any agreements it may pursue with third party providers of such services, materials and supplies.

          16. The Insurance Company and the Underwriter hereby agree to comply with all applicable laws and regulations intended to prevent, detect, and report money laundering and suspicious transactions and will take all necessary and appropriate steps, consistent with applicable regulations and generally accepted industry practices, to (1) obtain, verify, and retain information with regard to policyowner identification and source of funds, and (2) to maintain records of all account transactions.

                  Each party to this Agreement also agrees (to the extent consistent with applicable law) to take all steps necessary and appropriate to provide requested information about policyowners to any other party to this Agreement that shall request such information due to an inquiry or investigation by any law enforcement, regulatory or administrative authority. To the extent permitted by applicable law and/or regulation, each party to this Agreement shall notify all other parties to this Agreement of any concerns that shall arise in connection with any policyowner in the context of relevant anti-money laundering legislation/regulations. Each party to this Agreement shall hold harmless all other parties to this Agreement for any actions that may arise for good faith attempts to comply with all applicable laws, rules and/or regulations of governmental agencies, law enforcement organizations and/or Self Regulatory Organizations.

          17. Insurance Company shall indemnify Underwriter for any losses to which Underwriter may become subject, insofar as such losses result from negligent, fraudulent or unauthorized acts or omissions by Insurance Company or its employees.

          18. That beginning May 1, 2007, and on the first day of each and every month thereafter, Insurance Company agrees to pay to Underwriter the sum of $10,000.00 (Ten Thousand Dollars) in addition to any other sums required to be paid under the Principal Underwriting Agreement heretofore executed; which said payment shall be as additional compensation to Underwriter for performing duties under the Principal Underwriting Agreement.

          19. Underwriter agrees to indemnify the Insurance Company for any losses to which Insurance Company may be subject if the losses arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by Underwriter, its employees, sales personnel, agents or principals, including but not limited to improper solicitations of applications for Policies, unauthorized use of sales materials or advertisements, or any oral or written misrepresentations or unlawful sales practices.

         20.   (a) Except as provided by paragraph 20(b) through
                   (e), this Agreement may be terminated by either party hereto upon 180 days' written notice to the other party.

               (b) This Agreement maybe terminated immediately upon written notice of one party to the other party hereto in the event of bankruptcy or insolvency of the party to which notice is given.

               (c) This Agreement may be terminated immediately, at the option of Insurance Company, in the event that formal administrative proceedings are instituted against the Underwriter by the NASD, SEC, any state Insurance Commissioner or any other regulatory body regarding Underwriter's duties under this Agreement or related to the sale of Policies, and Insurance Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Underwriter to perform its obligations under this Agreement.

               (d) This Agreement may be terminated immediately, at the option of Underwriter, in the event that any of the underlying funds are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Policies issued or to be issued by Insurance Company.

               (e) This Agreement may be terminated immediately, at the option of Underwriter, if the underlying fund(s) ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1954, as amended.

               (f) This Agreement may be terminated, at the option of Insurance Company, if (a) Insurance Company shall determine in its sole judgment exercised in good faith that Underwriter has suffered a material adverse change in its business or financial condition or is subject to material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of Insurance Company, (b) Insurance Company shall notify Underwriter in writing of such determination and its intent to terminate this Agreement and (c) after considering the actions taken by Underwriter and any other changes in circumstances since the giving of such notice, such determination of Insurance Company shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective day of termination.

               (g) This Agreement may be terminated at any time upon the mutual written consent of the parties hereto.

               (h) The Underwriter shall not assign or delegate its responsibilities under this Agreement without the written consent of the Insurance Company.

               (i) Upon termination of this Agreement, all authorizations, right and obligations shall cease except the obligations to settle accounts hereunder, including payments of premiums or contributions subsequently received for Contracts in effect at the time of termination or issued pursuant to applications received by the Insurance Company prior to termination.

          21. This Agreement is subject to and its terms are to be interpreted and construed in accordance with the provisions of the Investment Company Act and the 1934 Act, and the rules, regulations, and rulings thereunder and is subject to the provisions of the NASD Rules of Fair Practice. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from section 15(b)(2) of the Investment Company Act.

               The Underwriter shall submit to all regulatory and administrative entities having jurisdiction over the operations of the Accounts, present or future; and will provide any information, reports or other material which any such entity by reason of this Agreement may request or require pursuant to applicable laws or regulations.

         22. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         23. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Nebraska.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, and seals to be affixed, as of the day and year first above written.

                                AMERITAS INVESTMENT CORP.

         Attest

                                By:
----------------------------        -----------------------------------------
                                         Salene Hitchcock-Gear
                                         President Chief Executive Officer

                                AMERITAS LIFE INSURANCE CORP.

         Attest

                                By:
----------------------------        ----------------------------------------
                                         Arnold D. Henkel
                                         Senior Vice President
                                         Individual Distribution